               AMENDMENT NO. SIX TO SIXTH AMENDED AND RESTATED
                               CREDIT AGREEMENT



   This Amendment No. Six (the "Amendment") dated as of November 1, 1996, is between Bank of America National Trust and Savings Association (the "Bank") and OroAmerica, Inc. (the "Borrower").


                                   RECITALS

   A. The Bank and the Borrower entered into a certain Sixth Amended and Restated Credit Agreement dated as of July 22, 1994, as amended December 2, June 30, 1995, July 28, 1995, August 30, 1995, October 6, 1995, March 15, 1996, and
August 30, 1996, (the "Agreement").

   B. The Bank and the Borrower desire to further amend the Agreement.


                                  AGREEMENT

   1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

   2.  AMENDMENTS.  The Agreement is amended as follows:

      2.1 Subparagraph (m)(1) in the definition of "Acceptable Receivable" in paragraph 1.1 of the Agreement is amended to read in full as follows:

            "(1) that, if it carries dating terms in excess of thirty (30) days, is not paid within the sixty (60) day period starting on its due date, provided, however, that the due date shall be no later than one hundred fifty (150) days from the invoice date;"'

      2.2 The following is added as new subparagraph (m)(2) in the definition of "Acceptable Receivable" in paragraph 1.1 of the Agreement, and subparagraph (m)(2) and (m)(3) are re-numbered (m)(3) and (m)(4), respectively:

            "(2)  that, if it does not carry dating terms in excess of thirty
         (30) days, is not paid within the ninety (90) day period starting on its invoice date;"

      2.3 The definition of "Availability Period" in paragraph 1.1 of the Agreement is hereby amended to read in full as follows:

            "'Availability Period' means the period commencing on the date of this Agreement and ending on August 1, 1998."

      2.4 The words "and accounts payable" are added to subparagraph 7.5(e)(b) of the Agreement, immediately following the word "Receivables."

      2.5 The following is added to paragraph 7.5 of the Agreement as new subparagraph 7.5(i):

           "(i) At Borrower's option, either (a) within ten (10) days after the end of each calendar month, or (b) within the period commencing on the eleventh day after the end of each month and concluding on the thirtieth day, a collateral certificate prepared by Borrower in form approved by Consignor (each a "Collateral Certificate"). Collateral Certificates submitted within the period described in subsection (a) need not contain a calculation of Receivables that are not Acceptable, but must contain an accounts receivable roll forward report. Such Certificates submitted within the period described in subsection (b) must contain a calculation by Borrower of the calculation of Acceptable Receivables for the period ending on the date of such Certificate. If Bank calculates the Borrowing Base, Bank will provide a borrowing base certificate to Borrower setting forth its determination of the Borrowing Base, which certificate will be conclusive and binding in the absence of manifest error. Acceptable Receivables as determined by Bank will become effective upon calculation by Bank and will remain in effect until a new calculation is made by Bank in accordance with this Agreement. At Borrower's option, Borrower may also submit weekly Collateral Certificates from September 1 through December 31 of each year. All weekly Collateral Certificates must be accompanied by updating sales and collection journals. The amount of Receivables that are not Acceptable Receivables will be adjusted only on a monthly basis, even if weekly Collateral Certificates are submitted in accordance with the foregoing."

      2.6 The following is added to paragraph 7.5 of the Agreement, at the conclusion thereof:

            "All of the foregoing financial statements and reports provided to the Bank, as well as the computations of the financial covenants contained within paragraphs 7.10 through 7.13, inclusive, 7.16, 7.20, 7.21, and 8.10, shall be on a consolidated basis."

     2.7  The following is added to the Agreement as new paragraph 8.22:

            "8.22 FUTURES CONTRACTS. Enter into any forward purchase contracts for any Precious Metal except in quantities required by Consignee to fill fixed price orders from Consignee's customers."

     2.8 Exhibits A-3, A-4, C-1, and C-2 of the Agreement are hereby amended in their entirety to read as set forth on the copies of such Exhibits attached hereto.

   3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this

Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

   4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

This Amendment is executed as of the date stated at the beginning of this Amendment.


                                         BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION


                                         By     Rick Pankow
                                            ---------------------------------
                                         Title  Vice President
                                               ------------------------------

                                         OROAMERICA, INC.


                                         By    Colm Plunkett
                                            ---------------------------------
                                         Title  Treasurer
                                               ------------------------------

EXHIBIT A-3

                               FOREIGN VENDORS
                          AFFILIATE FOREIGN VENDORS


Exportadores Bolivianos S.R.L.
Calle David Garzon #285
La Paz, Bolivia

L.A. Estilos-LinkZona Franca Industrial
San Pedro de Marcoris
Santo Domingo
Dominican Republic

Oroamerica Italia S.R.L.
Largo Parolini, No. 31
36061 Bassano Del Grappa
Vincenza
Italy

P.T. Nikijoyo/Oroindo
P.T. Nikijoyo
Jl. Cikurai #10
Malnag-Jatim
Indonesia

S.I.C.O.R.
Via Torino 7
Romano D'Ezzelino
Vincenza
Italy, 36060

Star Exports S.A. - Links
General Velarde 708
Suquillo
Lima, Peru

                                 EXHIBIT A-3
                        NON-AFFILIATE FOREIGN VENDORS



Adipaz Ltd.                                Bassano Gold Products SRL
20 Pierre Koenig St.                       Via Leonardo da Vinci 17
Talpiot                                    36066 Sandrigo
Jerusalem, Israel                          Italy

Alangold Creazioni                         Beffi Daniel Factory
Via Pavane, 7                              Via Villafranca 18
36065 Mussolente                           17030 Carlenda (SV)
Vicenza, Italy                             Italy

Allessandro Rancan                         Bellanda E. Boratto
Via G. Carducci, 2/4                       Via G. Durando, 30
36070 Trissino (VI)                        36100 Vicenza
Italy                                      Italy

Alessi Domenico                            Chiangmai Chain & Jewelry
Via Dei Tulipani, 3/5                      Chiangmai University
36061 Bassano Del Grappa                   Chiangmai 50002
Vicenza                                    Thailand
Italy

ARPAS International                        Christie's Jewelers
Ahmet Kutsi Tecer Cad, Gol                 Edif. Abaroa Plaza Abaroa
No. 26 Merter                              Belisandro Salinas
Istanbul, Turkey                           Castilla 8585
                                           La Paz, Bolivia
Aurex Chile LTDA
Decima Avenida 1244                        Ciemmeo SRL
San Miguel                                 Via Pavane 5
Santiago, Chile                            36060 Mussolente
                                           Vicenza, Italy
Aurindustria Del Peru S.A.
Pasaje Jorge Chavez #120                   Claudio Fuccin
Urb. Miramar, San Miguel                   International Gold &
Lima, Peru                                   Fine Jewelry
                                           Piazza Garibaldi, 10-36100
Aux S.A.                                   Vicenza
Urb. Industrial Grimaneza                  Italy
Calle 2 Lote 8-19 Callao
Lima, Peru

                                 EXHIBIT A-3
                        NON-AFFILIATE FOREIGN VENDORS

Co. Ar.                                    Finesse
Strada E N 32 S.                           Urb. La Villa
Zend                                       P.O. Box 09-0207
52040 Arezzo                               Chorrillos
Italy                                      Lima, Peru

Alberto Dal Fante                          G.B. Catene SNC
Via Boidrin, 719                           Via Edison, 14
36100 Vicenza                              52100 Arezzo
Italy                                      Italy

David Rozenvasser Ltd.                     Gold G.D.C.
3 Hasadna Street                           Via De Basserone, 51
P.O. Box 3590                              52041 Badia al Pino
Petah Tikwa                                Arezzo, Italy
Israel 49130
                                           Gold Masters
De Oro                                     Strada Asolana, 93/A
De Oro S.A.                                36060 Romano D'Ezzelino
Jr. Cantuarias 275                         Vincenza, Italy
Miraflores
Lima, Peru                                 Goldeks Alyin Ve Douz
                                             Tic. A.S.
Eurosilber S.N.C.                          Piyerloti Cad No. 26-28
Via Umberro Giordano 6/A                   Cerbearlitas, Istanbul
36100 Vincenza                             Turkey
Italy
                                           Goldline, SNC.
Evan S.R.L.                                Via Toniolo, 15/2
Via S. Antonio 2/A                         52100 Arezzo
36060 Casoni Di Mussolente                 Italy
Vicenza
Italy                                      Goldstar
                                           Via Fontanelle, 1
Fasti                                      36100 Vicenza
Via Pollsen, 24                            Italy
10016 Montalto Dora (TO)
Italy                                      Itam
                                           Zona Indust. Manciano, 48/E
                                           52043 Catiglion Fiorent.
                                           Arrezzo
                                           Italy

                                 EXHIBIT A-3
                        NON-AFFILIATE FOREIGN VENDORS



L.A.C.                                     Minero Metalugico Andina
Via Spin. 142                              Minero Metalugico Andino S.A.
Romano Di Ezzelino                         Larraburre Y Unanue 299
Italy                                      Of.704
                                           Lima 11, Peru
Lacchetti
F.LLI Lacchetti Di Gianfranco              Momjian
  & Gianpaolo SNC                          The Jerusalem Jewelry Mfg. Co.
Via Dell'Industria                         Atarot Industrial Zone
36070 Trissino                             P.O. Box 19379
Vincenza                                   91193 Jerusalem Israel
Italy
                                           Nardi & Falsini
Locam                                      Loc. Castelnuovo, 208
Via Cal Baroncello, 38                     52100 Subbiano
36061 Bassano Del Grappa                   Arezzo
Vicenza                                    Italy
Italy
                                           Nuovo Catena
Lucchetta Armando                          Via Lugana, 1
Via Travettore, 202                        36065 Mussolente
36061 Bassano Del Grappa                   Vincenza
Vincenza                                   Italy
Italy
                                           Organizacion de Exportacion
Massimiliano Scuccato                      Arreddondo S.A.
Via S. Benedetto, 19                       Calle Loayza No. 167-173
36050 Bressanvido                          La Paz, Boliva
Vincenza
Italy                                      Oroisrael Jewelry Industies
                                           45 Kibbutz Galuyot St.
Creazioni Michelangel                      Tel-Aviv 66550
Via Manzi, 182/A                           Israel
52033 Capresse, Michelangelo
Arezzo                                     B. Quattro
Italy                                      Via Louara, 1B
                                           36070 Trissino
                                           Vincenza
                                           Italy

                                 EXHIBIT A-3
                        NON-AFFILIATE FOREIGN VENDORS



Rigo Fratelli                              Tecnigold SPA
Oreficeria F.LLI Rico                      Via Molini, B/A
  Di Rigo G. & R. S.N.C.                   31030 Bassano Del Grappa
Via Dell 'Industria, 73/B                  Vicenza
36070 Trissing                             Italy
Vincenza
Italy                                      I. Toscanini
                                           Via Fievan Landi, 38
Royal Chain Canada, Inc.                   52100 Arezzo
451 Millway Avenue                         Italy
Unit #4
Concord, Ontario L4K3V6                    Triade 1992
Canada                                     29 Contra Santa Caterina
                                           36100 Vicenza
S.I.L.O.                                   Italy
Via Vecchia Aretina
2/R - Castiglion Fibocchi                  Trulla del Ben
Italy, 52029 (AR)                          Via Vecchia Ferreira, 50
                                           Vicenza
Sartori Franco SRL                         Italy
Via Marasca, 22
36100 Vicenza                              Uno-A-Erre
Italy                                      Via Fiorentina, 550
                                           52100 Arezzo
Sun-Ray Setting                            Italy
San Juan Foreign Trade Zone 61
Building 1
Bay 1-A
Road #165, Km 2.4
Pueblo Viejo, Guaynabo
Puerto Rico 00657

Tecchio Gabriella
Via Oltreagno, 6
36070 Trissino
Vincenza
Italy

                                 EXHIBIT A-4
                       CUSTOMER RECONSIGNMENT PROGRAMS
                                   SECURED

Abraham & Strauss                          Diamond Parks Fine Jewelry
580 5th Ave.                               901 W. Walnut Hill Lane
New York, NY 10036                         Irving, TX 75038

Barry's
111 W. Lemon Ave.
Monrovia, CA 91016

Crescent Jewelers
Victor R. Graber Co.
315 11th St.
Oakland, CA 94607

Fedco Inc.
9300 Santa Fe Springs Road
Santa Fe Springs, CA 90670

Finlay
500 8th Ave.
New York, NY 10018

Kohl's Dept. Stores
North 54 W. 13600 Woodale Dr.
Menomonee Falls, WI 53051

Q.V.C./Beverly Hills Co.
Goshen Corporate Park
1365 Enterprise Blvd.
Westchester, PA 19380

Sears
4849 Greenville Ave., Suite 1000
Dallas, TX 75206-9998

Sterling
375 Ghent Rd.
Akron, OH 44333

Zales Corp.
901 W. Walnut Hill Lane
Irving, TX 75038

                                 EXHIBIT A-4
                       CUSTOMER RECONSIGNMENT PROGRAMS
                                  UNSECURED



Elangy
Three Ethel Rd.
Edison, NJ 08818

Fred Meyer Jewelers
3800 S.E. 22nd Ave.
Portland, Oregon 97202

Friedman & Co.
4 W. State Street
Savannah, Georgia 31401

Max Club
5432 Bolsa Ave.
Huntington Beach, CA 92649

R.J. Associates
2525 South 17th St.
Wilmington, NC 28401

                                  EXHIBIT C
                               MONTHLY REPORTS
                                 EXHIBIT C-1
                    PRECIOUS METALS BORROWING BASE REPORT



 Month/Year:        ______________

 Gold Price:        $____________ / ounce

 Silver Price:      $____________ / ounce


A.  CONSIGNED OUNCES:

    GOLD:
       ABN:              ____________________ oz.   $____________________
       Banque Paribas:   ____________________ oz.   $____________________
       Credit Suisse:    ____________________ oz.   $____________________
       Deutsche Bank:    ____________________ oz.   $____________________
       Fleet:            ____________________ oz.   $____________________
       Republic:         ____________________ oz.   $____________________
       UBS:              ____________________ oz.   $____________________
       UBS/Chemical:     ____________________ oz.   $____________________
       Other:            ____________________ oz.   $____________________

    TOTAL CONSIGNED
    GOLD OUNCES:         ____________________ oz.   $____________________


    SILVER:
       ABN:              ____________________ oz.   $____________________
       Banque Paribas:   ____________________ oz.   $____________________
       Credit Suisse:    ____________________ oz.   $____________________
       Deutsche Bank:    ____________________ oz.   $____________________
       Fleet:            ____________________ oz.   $____________________
       Republic:         ____________________ oz.   $____________________
       UBS:              ____________________ oz.   $____________________
       UBS/Chemical:     ____________________ oz.   $____________________
       Other:            ____________________ oz.   $____________________
    TOTAL CONSIGNED
    SILVER OUNCES:       ____________________ oz.   $____________________



B.  ADJUSTED ELIGIBLE A/R (AS DEFINED):             $____________________

C.  EQUITY GOLD:         ____________________ oz.   $____________________

    EQUITY SILVER:       ____________________ oz.   $____________________

      Greater of:
      B + C   GREATER THAN OR EQUAL TO   $12MM
      B + C   GREATER THAN OR EQUAL TO   Fifteen (15%) of FMV of Consigned
                                         Precious Metal
      B + C   GREATER THAN OR EQUAL TO   FMV of Gold in Foreign Locations with
                                         Affiliate Foreign Vendors and
                                         Non-Affiliate Foreign Vendors PLUS
                                         FMV of 1,500 oz. of Gold on Unsecured
                                         Memorandum

  GOLD IN BURBANK:                                     ____________________ oz.

  SILVER IN BURBANK:                                   ____________________ oz.

  GOLD AT OTHER U.S.
  CORPORATE LOCATIONS
  (Ex. A-1)                                            ____________________ oz.

  TOTAL:                                               ____________________ oz.

  GOLD AT DOMESTIC VENDORS (Ex. A-2):                  ____________________ oz.

  GOLD AT NON-AFFILIATE FOREIGN VENDORS (Ex. A-3):

       Bolivia:                                        ____________________ oz.
       Canada:                                         ____________________ oz.
       Chile:                                          ____________________ oz.
       Israel:                                         ____________________ oz.
       Italy:                                          ____________________ oz.
       Peru:                                           ____________________ oz.
       Puerto Rico:                                    ____________________ oz.
       Thailand:                                       ____________________ oz.
       Turkey:                                         ____________________ oz.
       Other:                                          ____________________ oz.
       TOTAL:                                          ____________________ oz.

  GOLD AT AFFILIATE FOREIGN VENDORS (Ex. A-3):
       Bolivia:                                        ____________________ oz.
       Dominican Republic:                             ____________________ oz.
       Indonesia:                                      ____________________ oz.
       Italy:                                          ____________________ oz.
       Peru:                                           ____________________ oz.
       Other:                                          ____________________ oz.
       TOTAL:                                          ____________________ oz.

  SECURED MEMORANDUM/RECONSIGNMENT
  PROGRAMS (Ex. A-4) ("SM/RPs"):                       ____________________ oz.

  UNSECURED MEMORANDUM/RECONSIGNMENT
  PROGRAMS (LESS THAN OR EQUAL TO 1,500 oz.) (Ex. A-4)
  ("UM/RPs"):                                          ____________________ oz.

  SM/RPs + UM/RPs
  (LESS THAN OR EQUAL TO 40,000 oz.):                         YES/NO

  SAMPLE/SALESPERSON LINES
   LESS THAN OR EQUAL TO 2,700 oz. all salespersons:   ____________________ oz.
   LESS THAN OR EQUAL TO   150 oz. per salesperson:    ____________________ oz.

  VALUE ADDED/TANGIBLE NET WORTH
  (LESS THAN OR EQUAL TO 15%):                                YES/NO

  GOLD ABROAD WITH ANY ONE NON-AFFILIATE
  FOREIGN VENDOR (LESS THAN OR EQUAL TO 4,000 oz.):           YES/NO

  AGGREGATE GOLD ABROAD WITH ALL
  AFFILIATE FOREIGN VENDORS AND
  NON-AFFILIATE FOREIGN VENDORS
  (LESS THAN OR EQUAL TO 40,000 oz. 4/1-11/30; LESS THAN OR EQUAL TO 25,000 oz.
   all other times):                                          YES/NO

  AGGREGATE OUNCES ON RECONSIGNMENT/
  MEMORANDUM (LESS THAN OR EQUAL TO 30% of Consignee's
  Tangible Net Worth):                                        YES/NO

  RECONSIGNMENT MEMORANDUM OUNCES TO
  ANY SINGLE CUSTOMER (LESS THAN OR EQUAL TO 10% of
  Consignee's Tangible Net Worth):                            YES/NO

  TOTAL PRECIOUS METAL CONSIGNED LESS THAN OR EQUAL TO 170%
  (160% 2/1-7/31) Precious Metal at
  Principal Office and New York                               YES/NO

  TOTAL CONSIGNMENT OUNCE
  AVAILABILITY           ____________________ oz.   $____________________

                                 EXHIBIT C-2
                       COVENANT COMPLIANCE CERTIFICATE


 MONTH/YEAR:  _________________________________

                                               REQUIRED                                ACTUAL
Current Ratio (perpetual test):      GREATER THAN OR EQUAL TO 2:1 (1/1-9/30)
                                     GREATER THAN 1.5:1 (10/1-12/31)             ________________
Working Capital (perpetual test):    GREATER THAN OR EQUAL TO $32MM              ________________
Minimum Tangible Net
  Worth (perpetual test):            GREATER THAN OR EQUAL TO $38MM (FYE 1995)
                                     GREATER THAN OR EQUAL TO $42MM + 75% x NOI
                                       of previous quarter                       ________________
Total Liabilities (GAAP)/TNW
  (perpetual test):                 LESS THAN OR EQUAL TO 1.25:1                 ________________
Total Liabilities (including
  consignments, excluding
  Subordinated Indebtedness)/
  TNW (perpetual test):             LESS THAN OR EQUAL TO 2.75:1 (1/1-6/30);
                                    LESS THAN OR EQUAL TO 2.95:1 (7/1-8/31)
                                    LESS THAN OR EQUAL TO 3.25:1 (9/1-12/31)     ________________
Interest Coverage
  (as defined; annual test):        GREATER THAN OR EQUAL TO 1.15:1              ________________